Evergreen Balanced Fund: Annual Report as of March 31, 2003

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
28	STATEMENT OF ASSETS AND LIABILITIES
29	STATEMENT OF OPERATIONS
30	STATEMENTS OF CHANGES IN NET ASSETS
32	NOTES TO FINANCIAL STATEMENTS
38	INDEPENDENT AUDITORS' REPORT
39	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2003.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc., 90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

May 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen shareholder,

We are pleased to provide the annual report for Evergreen Balanced Fund, which covers the 12-month period ended March 31, 2003.

Market analysis

The past 12 months have been challenging for the equity markets, yet rewarding for many fixed income investors. As a result, many balanced portfolios have provided investors with solid relative performance in this volatile period. Not only did investors have to contend with an inconsistent economic recovery, but the geopolitical risks, and ultimately the war with Iraq, provided investors with an unusually large dose of uncertainty which pressured the financial markets. Corporate credibility also remained an issue for many investors throughout the past year, further eroding investor confidence. Bonds were led by the strength in Treasuries, whose traditional safe haven status attracted throngs of investors, at one point driving the yield on the 10-year Treasury bond below 3.6% despite a rising federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines in CDs, savings accounts, and money market funds, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the period began, optimism for a sustained economic recovery was pressured by weak data on manufacturing and corporate profits. Solid GDP in the first quarter of last year was quickly followed by fractional growth in the second quarter, and the growing accounting scandals took their toll on investors. First came Enron, then Arthur Andersen, Tyco and WorldCom. The weak economy in the second quarter resulted in lower-than-expected profits, and the saber rattling with Iraq increased as the September 11 anniversary approached. Throughout this period equities remained volatile as many investors sought the safety of U.S. Treasury bonds. Indeed, equities hit a five-year low in both July and October of last year. Stocks surged after each instance, yet the rallies each fizzled due to geopolitical and economic concerns. The Federal Reserve Board surprised investors with a larger-than-expected rate cut in November, yet this was not enough to convince equity investors that the end of the turmoil was imminent. As a result, equities finished 2002 mired in a trading range and bonds, particularly Treasuries, continued to benefit from the uncertainty.

LETTER TO SHAREHOLDERS continued

Investors entered 2003 with renewed hope for a sustained economic recovery as stocks rose by more than 5% in the first few weeks of trading. Yet these gains were quickly lost as corporations were cautious in their outlooks during analyst conference calls and profit estimates were reduced, further pressuring equities. As tensions with Iraq increased, the Treasury market rose. Also, many corporate bonds performed well as investors became more comfortable with balance sheets and the steps taken to improve credibility. Once the war started, equities surged at the expense of Treasuries, while corporates and high yield bonds continued to outperform based on improving fundamentals.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 2.5%, supported by mild levels of personal consumption and a gradual improvement in business spending. The manufacturing sector may continue to inch along in the first half of the year, yet services should build on its under-appreciated strength from 2002. The outlook for inflation remains positive for consumers, yet businesses will only slowly regain pricing power, preventing the traditional EPS surge common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

These improving fundamentals, including solid productivity growth, should keep the Fed on the sidelines for most of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing-cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady, while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed's position on interest rates will likely limit gains in the Treasury market in 2003, the expected stability in rates during the first half may bode well for the mortgage market. Corporate bonds in the healthiest sectors should continue to generate gains, albeit more modest than those achieved last year. We believe the best total return opportunity for appropriate investors lies in the high yield market. After not having participated in the bond market gains of the past two years, this area appears poised for success

LETTER TO SHAREHOLDERS continued

given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for competitive returns in the coming year. Many corporations have drastically cut costs throughout the period of economic weakness and are poised to increase margins. Revenues should also improve as clarity emerges on the geopolitical front. As a result, we continue to project operating earnings growth for companies in the Standard & Poor's 500 Index (S&P 500) of 8%. Considering interest rates, profits and inflation, we view equities as attractively priced and we maintain our year-end fair value range of 1000 to 1050 for the S&P 500. Without sufficient economic or corporate developments, we would be suspicious of further euphoric, war-related gains in excess of these levels.

As always, we encourage investors to remain dedicated to their long-term investment strategies. Proper diversification in balanced accounts is essential to limiting risk while seeking rewards. While the current environment is very challenging, we remind investors that the U.S. economy and the financial markets have a long history of adaptability and recovery. By focusing on the fundamentals, and not allowing oneself to be caught up in the day-to-day, news-related volatility, we continue to believe that the patient, long-term investor will be rewarded.

For more information

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the "About Evergreen Investments" menu tab. Thank you for your continued support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of March 31, 2003

MANAGEMENT TEAM

Patricia A. Bannan, CFA
Large Cap Core Growth Team Lead Manager

Tattersall Advisory Group

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio inception date: 9/11/1935

	Class A	Class B	Class C	Class I
Class inception date	1/20/1998	9/11/1935	1/22/1998	1/26/1998

Average annual return*

1 year with sales charge	-17.39%	-17.32%	-14.69%	N/A

1 year w/o sales charge	-12.36%	-13.03%	-12.98%	-12.07%

5 year	-1.83%	-1.66%	-1.58%	-0.43%

10 year	5.57%	5.76%	5.69%	6.32%

Maximum sales charge	5.75%	5.00%	1.00%	N/A
	Front End	CDSC	Front End
			1.00%
			CDSC

30-day SEC yield	1.83%	1.20%	1.19%	2.20%

12-month income dividends per share	$0.16	$0.10	$0.10	$0.17

*Adjusted for maximum applicable sales charge, unless noted.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, C and I prior to their inception is based on the performance of Class B, the original class offered. The historical returns for Classes A and I have not been adjusted to reflect the effect of each class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and I would have been higher.

2 Source: Morningstar, Inc.

Morningstar's Style Box is based on a portfolio date as of 3/31/2003.

The domestic equity style box placement is based on 10 growth and valuation measures for each of the fund's holdings, as well as the size of the companies in which it invests, or median market capitalization.

The fixed income style box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

FUND AT A GLANCE continued

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen Balanced Fund Class A shares,1 versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).
The S&P 500 and the LBABI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund's investment objective is non fundamental and may be changed without the vote of the fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

U.S. government guarantees apply only to the underlying securities of the fund's portfolio and not to the fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of March 31, 2003, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund's Class A shares had a total return of -12.36% for the 12-month period ended March 31, 2003, excluding any applicable sales charges. During the same period, the Standard & Poor's 500 Index (S&P 500) returned -24.76%, the Lehman Brother's Aggregate Bond Index (LBABI) returned 11.69%, and the median return of funds in Lipper's balanced funds classification was -13.24%. Lipper is an independent monitor of mutual fund performance.

Please describe the overall investment environment and the fund's allocation to stocks and bonds during the period.

Stocks fluctuated sharply throughout the 12 months, but overall continued to descend in price as economic growth remained slow, despite the persistent attempts of the Federal Reserve Board to stimulate growth through an accommodating monetary policy. In contrast, bond prices, especially government securities and high-quality corporates, appreciated in price as investors sought out higher-quality, safer investments.

In managing the fund, we normally have a target allocation with approximately 60% of assets in equities and about 40% in bonds and cash. At the end of the period, the equity position was approximately 59% of fund assets, with 38% in bonds and 3% in cash.

PORTFOLIO CHARACTERISTICS

(as of 3/31/2003)

Total net assets	$962,985,804

Number of holdings	320

Beta	0.50

R-squared	0.94

P/E ratio	19.4x

Effective maturity	6.0 years

Average duration	3.8 years

Average credit quality*	AA

*Source: Standard & Poor's

How would you describe the factors affecting the performance of equities?

Early hopes of a sharp recovery both in the economy and in stock prices were erased as the industrial side of the economy continued to be sluggish. However, healthy consumer spending kept the economy growing as low interest rates encouraged home refinancing and put money into consumers' pockets. While corporate earnings started to grow in the second half of 2002, it was not because of any sustainable growth in revenues. Profits merely appeared to be increasing because they were compared to the anemic results reported during 2001.

As the year progressed, the heightening of geopolitical concerns -- especially as the nation moved close to war with Iraq -- only added to uncertainty and volatility in the market. While the stock market experienced several powerful rallies during the 12 months, each rise in the equity indexes proved short-lived as fears about the economy and international tensions prompted new waves of stock sell-offs.

PORTFOLIO MANAGER INTERVIEW continued

PORTFOLIO COMPOSITION

(as a percentage of 3/31/2003 portfolio assets)

Common Stocks	58.5%

Corporate Bonds & Notes	12.7%

Mortgage-Backed Securities	11.9%

Collateralized Mortgage Obligations	8.9%

U.S. Treasury Obligations	4.3%

Mutual Fund Shares	2.9%

Asset-Backed Securities	0.4%

Yankee Obligations	0.4%

What were your principal strategies in managing equities?

We focused principally on high-quality companies with reasonable growth outlooks. We paid close attention to valuations of stocks. In general, our sector and industry weightings were similar to those of the S&P 500, although we did deviate somewhat from the benchmark. For example, we underweighted the poorly performing utilities and telecommunications services sectors, which helped the fund's relative performance. Conversely, we overweighted energy stocks, especially natural gas-related companies, because of the positive supply/demand trends. Exploration and production companies were able to extract less natural gas than had been anticipated, which contributed to the upward pressure on commodity prices, helping the stock performance of many companies.

TOP 5 EQUITY SECTORS

(as a percentage of 3/31/2003 net assets)

Financials	10.9%

Health Care	10.3%

Information Technology	9.9%

Consumer Discretionary	8.5%

Industrials	7.3%

What types of equity investments significantly affected performance?

Our selections in consumer staples tended to support performance, as the stock market gravitated to defensive, high-quality companies in a time of uncertainty. Fund holdings such as Proctor & Gamble and Avon Products performed particularly well. At the same time, we successfully de-emphasized food retailers, where several companies fell because of disappointing earnings.

Our investments in energy stocks helped. Ocean Energy and Devon, two exploration and production companies that specialize in natural gas, were strong relative performers.

Several basic materials companies proved to be successful investments for the fund. PPG, a chemical company whose stock was trading at an inexpensive price, held up well during the period, helped by demand from the housing and automobile industries. Two defensive cyclical companies, Praxair, a chemicals company, and Pactiv, a leading packaging company, also performed relatively well.

PORTFOLIO MANAGER INTERVIEW continued

In addition, several industrial, less cyclical companies turned in good performance, including Minnesota Mining & Manufacturing (3M) and First Data Corporation. We also successfully avoided some of the poorest performing industrial stocks, including Honeywell International.

On the negative side, several of our consumer discretionary investments detracted from results after reporting sales and profits that fell short of expectations. They included Home Depot, Best Buy and the restaurant chain Darden. We also experienced disappointments among our financial services investments. Capital One and MBNA, two large credit card issuers, declined. Capital One was forced to increase its loan loss reserves after questions arose about its accounting, while MBNA fell amid concerns about the credit quality of its consumer lending business. Citigroup, which we had overweighted, also proved to be a disappointment, hurt by its exposure to WorldCom and by questions about potential conflicts in its investment banking business.

TOP 10 EQUITY HOLDINGS

(as a percentage of 3/31/2003 net assets)

Microsoft Corp.	2.2%

Exxon Mobil Corp.	1.9%

Citigroup, Inc.	1.8%

General Electric Co.	1.6%

Pfizer, Inc.	1.6%

Wal-Mart Stores, Inc.	1.5%

Johnson & Johnson Co.	1.3%

International Business Machines Corp.	1.0%

Pharmacia Corp.	1.0%

Proctor & Gamble Co.	1.0%

What factors affected the performance of fixed income assets during the 12 months?

The first half of the 12-month period was dominated by worries about slowing expansion of the U.S. economy, concerns about the reliability of corporate earnings, and rising investor skepticism in the wake of new revelations of corporate malfeasance. The growing risk of war with Iraq also began to weigh on investors' minds. As the equity markets continued to decline, the bond market posted strong relative performance with bond yields falling on both long and intermediate maturities. Investors sought out relatively safe, higher quality assets and U.S. Treasury and agency bonds proved to be the beneficiary. The strong performance of Treasuries and agency bonds was aided by the Federal Reserve's continuing accommodating monetary policy, which kept short-term interest rates low in an effort to stimulate the economy.

These trends changed in October and November 2002, when hopes of an economic rebound increased and stocks began to rise. During this period, bonds tended to slump, with the LBABI posting back-to-back declines during October and November. However, 2002 ended amidst dimming hopes about the strength of the economy and rising fears that a war with Iraq was likely, prompting the Federal Reserve to reduce short-term rates to the lowest point in 40 years. In this environment, bonds again outperformed stocks, with corporate bonds outdistancing government securities.

PORTFOLIO MANAGER INTERVIEW continued

Corporate bonds continued to outperform other fixed income sectors during the first quarter of 2003, with lower-rated securities doing even better than high-grade corporates. However, low interest rates caused increasing numbers of homeowners to refinance their mortgages, resulting in heavy prepayments and poor performance by the mortgage sector.

What were your principal strategies in managing the fixed income portfolio?

Throughout the 12-month period, we kept the portfolio's interest rate sensitivity, or duration, close to industry benchmarks. We remained slightly overweighted in intermediate-term securities during the first six months, and then moved to a more neutral position in the final half of the period.

We overweighted corporate and mortgage securities throughout the 12-month period. However, after corporates rallied in the second half of the period, we cut back our corporate weighting and took profits in the final weeks of the period. We remained overweighted in mortgages throughout the year, but increasingly focused on securities with protection against prepayment risk.

TOP 5 BOND SECTORS

(as a percentage of 3/31/2003 net assets)

Mortgage-Backed Securities	12.0%

Collateralized Mortgage Obligations	9.0%

Financials	5.7%

U.S. Treasury Obligations	4.3%

Consumer Discretionary	2.7%

What is your outlook for the fixed income market?

We expect the Federal Reserve will continue its accommodating monetary policy in an effort to stimulate the economy, at least until it sees a clear resolution to the war in Iraq and definite signs of an economic recovery. The Fed could even reduce short-term rates again.

Although we reduced our corporate positions during March 2003, we still expect corporates to do well, and lower-quality bonds to perform particularly well. As a result, we will continue to take advantage of trading opportunities as they occur and increase our holdings among attractively priced corporate securities. We also intend to remain overweighted in the mortgage sector, emphasizing those securities with the greatest defensive protection against the risk of mortgage prepayments.

TOP 5 BOND HOLDINGS

(as a percentage of 3/31/2003 net assets)

	Coupon	Maturity

U.S. Treasury Bonds	6.00%	2/15/2026	2.5%

U.S. Treasury Notes	5.00%	8/15/2011	1.7%

FNMA	6.50%	7/01/2032	1.0%

FHLMC	5.50%	TBA	0.9%

FNMA	7.00%	5/1/2032	0.7%

What is your outlook for equities?

We believe the environment for stocks should improve once the situation in Iraq is clarified. Typically, the economy accelerates when uncertainties are resolved. However, we

PORTFOLIO MANAGER INTERVIEW continued

also expect to see continued volatility, as cross-currents of inconsistent forces pull and push stock prices in different directions. On the positive side, low interest rates and inflation should encourage greater confidence in the economy. We believe energy prices are likely to decline, which also should be a positive influence. However, several negative factors could act as a brake on the economy and the equity markets. We are concerned about the sustainability of the recent high levels of consumer spending. At the same time, cash levels in equity mutual funds are low, suggesting little available money to sustain any market rally. Meanwhile, stock prices are not inexpensive, given the current outlook for both economic growth and corporate earnings.

Because of these uncertainties, we intend to continue to pursue the cautious strategy of the past year, emphasizing high-quality companies with attractive stock valuations and reasonable growth opportunities. We expect to make moderate overweight and underweight sector decisions on a tactical basis, but not to stray too far from the broad market benchmarks. As we enter a new fiscal year, the fund is overweighted in healthcare, where we see the best sustainable earnings growth prospects. Representative holdings include Medtronics, a medical equipment company, pharmaceutical giant Pfizer Inc., and Forest Labs, a pharmaceutical company developing several new products, including possible treatments for Alzheimer's. The fund also is slightly overweighted in high-quality industrial and technology stocks that should benefit from any economic rebound. Our positions include companies such as 3M, Illinois Tool Works, Cisco Systems and Dell Computer.

We have underweighted the financial services sector, especially bank stocks, where we see pressures on the profit margins of traditional lending businesses. We also have de-emphasized utilities, where we see few attractive growth opportunities, and consumer staples, where stock prices tend to be high.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003[1]	2002[1]	2001	2000	1999
CLASS A
Net asset value, beginning of period	$8.06	$8.16	$11.01	$11.28	$12.87
Income from investment operations
Net investment income	0.17	0.18	0.27	0.28	0.37
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-1.16	-0.10	-1.34	1.18	0.48
Total from investment operations	-0.99	0.08	-1.07	1.46	0.85
Distributions to shareholders from
Net investment income	-0.16	-0.18	-0.26	-0.28	-0.41
Net realized gains	0	0	-1.52	-1.45	-2.03
Total distributions to shareholders	-0.16	-0.18	-1.78	-1.73	-2.44
Net asset value, end of period	$6.91	$8.06	$8.16	$11.01	$11.28
Total return[2]	-12.36%	0.99%	-10.71%	13.89%	7.52%
Ratios and supplemental data
Net assets, end of period (millions)	$672	$880	$932	$1,264	$1,241
Ratios to average net assets
Expenses[3]	0.98%	0.97%	0.92%	0.91%	0.96%
Net investment income	2.29%	2.18%	2.73%	2.48%	2.97%
Portfolio turnover rate	125%	243%	143%	109%	102%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003[1]	2002[1]	2001	2000	1999
CLASS B
Net asset value, beginning of period	$8.06	$8.17	$11.02	$11.29	$12.88
Income from investment operations
Net investment income	0.11	0.12	0.19	0.20	0.28
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-1.16	-0.11	-1.34	1.18	0.48
Total from investment operations	-1.05	0.01	-1.15	1.38	0.76
Distributions to shareholders from
Net investment income	-0.10	-0.12	-0.18	-0.20	-0.32
Net realized gains	0	0	-1.52	-1.45	-2.03
Total distributions to shareholders	-0.10	-0.12	-1.70	-1.65	-2.35
Net asset value, end of period	$6.91	$8.06	$8.17	$11.02	$11.29
Total return[2]	-13.03%	0.10%	-11.40%	13.06%	6.71%
Ratios and supplemental data
Net assets, end of period (millions)	$92	$118	$216	$279	$434
Ratios to average net assets
Expenses[3]	1.73%	1.72%	1.67%	1.66%	1.71%
Net investment income	1.54%	1.44%	1.98%	1.73%	2.23%
Portfolio turnover rate	125%	243%	143%	109%	102%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003[1]	2002[1]	2001	2000	1999
CLASS C
Net asset value, beginning of period	$8.08	$8.18	$11.03	$11.30	$12.88
Income from investment operations
Net investment income	0.11	0.11	0.20	0.19	0.26
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-1.16	-0.09	-1.35	1.19	0.51
Total from investment operations	-1.05	0.02	-1.15	1.38	0.77
Distributions to shareholders from
Net investment income	-0.10	-0.12	-0.18	-0.20	-0.32
Net realized gains	0	0	-1.52	-1.45	-2.03
Total distributions to shareholders	-0.10	-0.12	-1.70	-1.65	-2.35
Net asset value, end of period	$6.93	$8.08	$8.18	$11.03	$11.30
Total return[2]	-12.98%	0.22%	-11.39%	13.06%	6.79%
Ratios and supplemental data
Net assets, end of period (millions)	$11	$11	$7	$3	$2
Ratios to average net assets
Expenses[3]	1.73%	1.72%	1.68%	1.66%	1.71%
Net investment income	1.54%	1.42%	2.01%	1.73%	2.21%
Portfolio turnover rate	125%	243%	143%	109%	102%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Excluding applicable sales charges

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended March 31,
	2003[1]	2002[1]	2001	2000	1999
CLASS I2
Net asset value, beginning of period	$8.03	$8.15	$11.00	$11.27	$12.86
Income from investment operations
Net investment income	0.18	0.20	0.30	0.32	0.39
Net realized and unrealized gains or losses on securities and foreign currency related transactions	-1.15	-0.12	-1.34	1.17	0.49
Total from investment operations	-0.97	0.08	-1.04	1.49	0.88
Distributions to shareholders from
Net investment income	-0.17	-0.20	-0.29	-0.31	-0.44
Net realized gains	0	0	-1.52	-1.45	-2.03
Total distributions to shareholders	-0.17	-0.20	-1.81	-1.76	-2.47
Net asset value, end of period	$6.89	$8.03	$8.15	$11.00	$11.27
Total return	-12.07%	1.00%	-10.49%	14.21%	7.79%
Ratios and supplemental data
Net assets, end of period (millions)	$188	$9	$13	$20	$34
Ratios to average net assets
Expenses[3]	0.73%	0.72%	0.67%	0.66%	0.71%
Net investment income	2.61%	2.44%	2.98%	2.73%	3.22%
Portfolio turnover rate	125%	243%	143%	109%	102%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).

3.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers and/or expense reimbursements.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

ASSET-BACKED SECURITIES 0.4%
Distribution Financial Svcs. Trust, Ser. 1999-2, Class A4,
6.48%, 10/15/2013	AAA	$ 1,000,000	$ 1,011,627
MBNA Master Credit Card Trust, Ser. 2001, Class C-3,
6.55%, 12/15/2008	BBB	2,575,000	2,799,293
Total Asset-Backed Securities			3,810,920
COLLATERALIZED MORTGAGE OBLIGATIONS 9.0%
Bear Stearns Comml. Mtge. Securities, Inc., Ser. 2000 WF2,
Class A1, 7.11%, 10/15/2032	AAA	4,466,547	5,019,040
FHLMC:
Ser. 2228, Class PE, 7.50%, 04/15/2030	AAA	3,364,725	3,565,164
Ser. 2249, Class PG, 7.50%, 08/15/2030	AAA	3,475,000	3,683,968
Ser. 2362, Class PB, 6.50%, 04/15/2017	AAA	4,730,000	4,941,734
Ser. 2366, Class ME, 6.00%, 12/15/2014	AAA	2,100,000	2,182,928
Ser. 2367, Class BC, 6.00%, 04/15/2016	AAA	2,940,119	3,055,929
Ser. 2394, Class MB, 6.00%, 01/15/2015	AAA	4,000,000	4,181,362
Ser. 2416, Class PC, 6.00%, 09/15/2014	AAA	2,390,000	2,483,926
Ser. 2419, Class DW, 5.50%, 08/15/2011	AAA	2,320,000	2,408,406
Ser. 2428, Class EC, 6.00%, 03/15/2015	AAA	3,415,000	3,580,085
Ser. 2463, Class BH, 6.25%, 02/15/2027	AAA	6,196,551	6,240,120
Ser. T-54, Class 3-A, 7.00%, 02/25/2043	AAA	1,562,890	1,688,859
FNMA:
Ser. 2001-16, Class XN, 5.50%, 05/25/2012	AAA	2,560,000	2,636,797
Ser. 2001-T12, Class A2, 7.50%, 08/25/2041	AAA	4,611,385	5,053,801
Ser. 2002-16, Class PC, 5.75%, 11/25/2012	AAA	3,295,000	3,406,280
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	AAA	1,599,248	1,752,680
Ser. 2002-T18, Class A3, 7.00%, 08/25/2042	AAA	3,668,088	3,964,994
Ser. 2002-T19, Class A-1, 6.50%, 07/25/2042	AAA	5,254,924	5,588,286
Ser. 2002-W8, Class A-3, 7.50%, 06/25/2042	AAA	1,819,428	1,993,984
Ser. 2003-W1, Class 1A-1, 6.50%, 12/25/2042	AAA	5,323,468	5,661,179
LB-UBS Comml. Mtge. Trust, Ser. 2000-C5, Class A-1, 6.41%,
01/15/2010	AAA	4,202,437	4,622,090
Morgan Stanley Dean Witter, Ser. 2002-IQ, Class A3,
5.52%, 12/15/2035	AAA	2,155,000	2,322,593
Residential Asset Mtge. Products, Inc.:
Ser. 2002-RS3, Class AI5, 5.57%, 02/25/2032	AAA	3,515,000	3,691,503
Ser. 2002-RZ1, Class A2, 4.30%, 04/25/2023	AAA	1,340,000	1,346,391
Ser. 2002-RZ2, Class A-3, 4.98%, 09/25/2028	AAA	1,280,000	1,337,663
Total Collateralized Mortgage Obligations			86,409,762
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS 12.8%
CONSUMER DISCRETIONARY 2.7%
Auto Components 0.3%
American Axle & Manufacturing, Inc., 9.75%, 03/01/2009	BB-	$ 500,000	$ 540,000
Collins & Aikman Products Co., 11.50%, 04/15/2006	B	565,000	490,138
CSK Auto, Inc., 12.00%, 06/15/2006	B	500,000	545,000
Dana Corp., 9.00%, 08/15/2011	BB	500,000	495,000
Intermet Corp., 9.75%, 06/15/2009	B+	500,000	467,500
TRW Automotive, Inc., 9.375%, 02/15/2013 144A	B+	500,000	502,500
3,040,138
Automobiles 0.7%
Ford Motor Co., 6.375%, 02/01/2029	BBB	5,000,000	3,384,090
General Motors Corp., 7.20%, 01/15/2011	BBB	3,000,000	3,000,522
6,384,612
Distributors 0.1%
Roundys, Inc., Ser. B, 8.875%, 06/15/2012	B	750,000	750,000
Hotels, Restaurants & Leisure 0.5%
Aztar Corp., 8.875%, 05/15/2007	B+	750,000	774,375
Hollywood Casino Corp., 11.25%, 05/01/2007	B+	100,000	108,000
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	750,000	776,250
John Q Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	B	250,000	245,000
McDonald's Corp., 6.375%, 01/08/2028	A+	2,150,000	2,271,692
Meristar Hospitality Corp., 9.00%, 01/15/2008	B-	150,000	129,000
Six Flags, Inc., 8.875%, 02/01/2010	B	500,000	463,750
Tricon Global Restaurants, Inc., 8.875%, 04/15/2011	BB	500,000	566,250
5,334,317
Household Durables 0.2%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	800,000	898,000
KB Home, 8.625%, 12/15/2008	BB-	750,000	791,250
MDC Holdings, Inc., 8.375%, 02/01/2008	BB+	100,000	104,688
Meritage Corp., 9.75%, 06/01/2011	B	100,000	106,000
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007	B-	600,000	621,000
2,520,938
Media 0.6%
AOL Time Warner, Inc., 7.625%, 04/15/2031	BBB+	2,000,000	2,129,938
EchoStar DBS Corp., 9.375%, 02/01/2009	BB-	750,000	802,500
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	B-	750,000	785,625
Entercom Radio LLC, 7.625%, 03/01/2014	B+	800,000	850,000
Lamar Media Corp., 8.625%, 09/15/2007	B	190,000	199,262
LIN Television Corp., 8.375%, 03/01/2008	B	500,000	522,500
Mediacom LLC, 9.50%, 01/15/2013	B+	275,000	286,000
5,575,825
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 0.3%
Cole National Group, Inc., 8.875%, 05/15/2012	B	$ 500,000	$ 455,000
Michaels Stores, Inc., 9.25%, 07/01/2009	BB	500,000	547,500
Office Depot, Inc., 10.00%, 07/15/2008	BB+	500,000	573,125
Petco Animal Supplies, Inc., 10.75%, 11/01/2011	B	300,000	334,500
United Auto Group, Inc., 9.625%, 03/15/2012	B	750,000	735,000
2,645,125
CONSUMER STAPLES 0.2%
Food & Drug Retailing 0.0%
Marsh Supermarket, Inc., Ser. B, 8.875%, 08/01/2007	B	500,000	452,500
Food Products 0.1%
Del Monte Corp., 8.625%, 12/15/2012 144A	B	500,000	532,500
Michael Foods, Inc., Ser. B, 11.75%, 04/01/2011	B-	500,000	562,500
1,095,000
Household Products 0.1%
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008	B-	750,000	787,500
ENERGY 0.7%
Energy Equipment & Services 0.3%
Dresser, Inc., 9.375%, 04/15/2011	B	500,000	495,000
Kinder Morgan Energy Partners, 7.40%, 03/15/2031	BBB+	800,000	898,368
Overseas Shipholding Group, Inc., 8.25%, 03/15/2013 144A	BB+	500,000	500,625
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	B+	500,000	527,500
SESI LLC, 8.875%, 05/15/2011	BB-	750,000	798,750
3,220,243
Oil & Gas 0.4%
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	1,000,000	1,060,000
Ocean Energy, Inc., Ser. B, 8.375%, 07/01/2008	BB+	500,000	528,750
Pioneer Natural Resources Co., 9.625%, 04/01/2010	BB+	500,000	597,161
Plains Exploration & Production Co. LP, 8.75%, 07/01/2012	B	500,000	522,500
Stone Energy Corp., 8.25%, 12/15/2011	B+	175,000	182,000
Tesoro Petroleum Corp., 9.625%, 04/01/2012	B	250,000	215,000
Vintage Petroleum, Inc., 9.75%, 06/30/2009	B	300,000	319,500
Westport Resources Corp., 8.25%, 11/01/2011	B+	100,000	107,250
3,532,161
FINANCIALS 5.7%
Banks 1.6%
Bankers Trust Corp., 7.375%, 05/01/2008	A	865,000	1,002,738
Barnett Bank, Inc., 6.90%, 09/01/2005	A	1,000,000	1,109,172
Key Bank, 7.00%, 02/01/2011	A-	1,000,000	1,161,367
PNC Funding Corp., 5.75%, 08/01/2006	A-	3,515,000	3,828,675
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Banks continued
Suntrust Banks, Inc., 6.00%, 01/15/2028	A+	$ 3,400,000	$ 3,722,412
Union Planters Bank, 6.50%, 03/15/2008	BBB	2,380,000	2,623,303
Washington Mutual, Inc., 5.625%, 01/15/2007	BBB+	2,000,000	2,165,446
15,613,113
Diversified Financials 2.2%
Alliance Capital Management LP, 5.625%, 08/15/2006	A+	3,500,000	3,749,798
GMAC, 6.875%, 09/15/2011	BBB	1,750,000	1,731,968
Goldman Sachs & Co., Inc., 7.35%, 10/01/2009	A+	1,085,000	1,270,687
Household Finance Corp., 6.40%, 06/17/2008	A-	2,000,000	2,227,926
International Lease Finance Corp.:
5.54%, 03/21/2005	AA-	1,500,000	1,573,877
5.95%, 06/06/2005	AA-	2,000,000	2,119,574
Legg Mason, Inc., 6.75%, 07/02/2008	BBB	3,500,000	3,921,284
Moore North America Finance, Inc., 7.87%, 01/15/2011 144A	BB-	500,000	520,000
Norwest Financial, Inc., 6.625%, 07/15/2004	A+	1,000,000	1,065,398
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012 144A	B+	150,000	172,125
Sprint Capital Corp.:
6.875%, 11/15/2028	BBB-	2,375,000	2,090,000
8.375%, 03/15/2012	BBB-	1,000,000	1,070,000
21,512,637
Insurance 0.7%
American General Finance Corp.:
5.75%, 03/15/2007	A+	1,250,000	1,355,943
6.10%, 05/22/2006	A+	4,750,000	5,192,481
6,548,424
Real Estate 1.2%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009	BB-	500,000	535,000
Crescent Real Estate Equities, 9.25%, 04/15/2009 REIT	B+	500,000	525,728
EOP Operating LP, 7.00%, 07/15/2011	BBB+	3,250,000	3,647,381
ERP Operating LP, 6.63%, 04/13/2005	BBB+	4,680,000	4,968,054
Simon Property Group, Inc., 6.875%, 10/27/2005 REIT	BBB	1,250,000	1,362,526
WCI Communities, Inc., 9.125%, 05/01/2012	B	625,000	606,250
11,644,939
HEALTH CARE 0.4%
Health Care Equipment & Supplies 0.1%
Alaris Medical Systems, Inc., Ser. B, 11.625%, 12/01/2006	B+	500,000	576,250
Rotech Healthcare, Inc., 9.50%, 04/01/2012 144A	B+	500,000	495,000
1,071,250
Health Care Providers & Services 0.3%
Express Scripts, Inc., 9.625%, 06/15/2009	BBB-	500,000	550,000
Extendicare Health Services, Inc., 9.50%, 07/01/2010	B-	750,000	746,250
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services continued
Omnicare, Inc., Ser. B, 8.125%, 03/15/2011	BB+	$ 400,000	$ 432,000
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	B+	350,000	381,500
Stewart Enterprises, Inc., 10.75%, 07/01/2008	B+	500,000	550,625
Triad Hospitals, Inc., Ser. B, 8.75%, 05/01/2009	B-	400,000	434,000
3,094,375
INDUSTRIALS 1.3%
Aerospace & Defense 0.2%
BE Aerospace, Inc., 9.50%, 11/01/2008	B-	750,000	498,750
Honeywell International, Inc., 6.875%, 10/03/2005	A	825,000	914,298
1,413,048
Air Freight & Couriers 0.1%
United Parcel Services, Inc., 8.375%, 04/01/2020	AAA	1,000,000	1,300,944
Commercial Services & Supplies 0.3%
Allied Waste, Inc., Ser. B, 10.00%, 08/01/2009	B+	1,000,000	1,042,500
Coinmach Corp., 9.00%, 02/01/2010	B	500,000	530,625
Iron Mountain, Inc., 8.625%, 04/01/2013	B	750,000	813,750
Williams Scotsman, Inc., 9.875%, 06/01/2007	B	500,000	488,750
2,875,625
Construction & Engineering 0.1%
Schuler Homes, Inc., 10.50%, 07/15/2011	B+	500,000	547,500
Toll Brothers, Inc., 8.25%, 12/01/2011	BB+	500,000	525,000
1,072,500
Electrical Equipment 0.1%
Stoneridge, Inc., 11.50%, 05/01/2012	B	500,000	510,000
Machinery 0.4%
AGCO Corp., 8.50%, 03/15/2006	BB-	500,000	507,500
Cummins, Inc., 9.50%, 12/01/2010 144A	BB+	50,000	51,750
Ingersoll Rand Co., 6.25%, 05/15/2006	BBB+	2,025,000	2,233,379
SPX Corp., 7.50%, 01/01/2013	BB+	175,000	186,812
Terex Corp., 8.875%, 04/01/2008	B	750,000	740,625
3,720,066
Road & Rail 0.1%
Burlington Northern Santa Fe Corp., 6.75%, 07/15/2011	BBB+	1,050,000	1,200,447
INFORMATION TECHNOLOGY 0.2%
Communications Equipment 0.0%
Nortel Networks, Ltd., 6.125%, 02/15/2006	B	500,000	458,750
IT Consulting & Services 0.1%
Unisys Corp., 6.875%, 03/15/2010	BB+	500,000	507,500
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY continued
Software 0.1%
Medaphis Corp., Ser. B, 9.50%, 02/15/2005	B+	$ 500,000	$ 502,500
MATERIALS 1.2%
Chemicals 0.8%
Airgas, Inc., 9.125%, 10/01/2011	B+	500,000	553,750
Dow Chemical Co., 5.25%, 05/14/2004	A-	4,000,000	4,118,448
FMC Corp., 10.25%, 11/01/2009 144A	BB+	405,000	447,525
Lyondell Chemical Co.:
9.50%, 12/15/2008	BB	300,000	292,500
Ser. A, 9.625%, 05/01/2007	BB	750,000	753,750
Noveon, Inc., Ser. B, 11.00%, 02/28/2011	B	500,000	553,750
Scotts Co., 8.625%, 01/15/2009	B+	750,000	798,750
7,518,473
Containers & Packaging 0.2%
Owens-Brockway Glass Container, 8.875%, 02/15/2009	BB	500,000	518,750
Owens-Illinois, Inc., 7.15%, 05/15/2005	B+	750,000	746,250
Stone Container Corp., 9.75%, 02/01/2011	B	300,000	333,750
1,598,750
Metals & Mining 0.2%
Alaska Steel Corp., 7.875%, 02/15/2009	BB	750,000	693,750
Peabody Energy Corp., 6.875%, 03/15/2013 144A	BB-	170,000	172,975
Trimas Corp., 9.875%, 06/15/2012	B	120,000	121,800
U.S. Steel Corp., 10.75%, 08/01/2008	BB	500,000	490,000
1,478,525
Paper & Forest Products 0.0%
Georgia Pacific Corp., 8.125%, 05/15/2011	BB+	500,000	472,500
TELECOMMUNICATION SERVICES 0.1%
Diversified Telecommunication Services 0.1%
GTE California, Inc., Ser. G, 5.50%, 01/15/2009	A+	680,000	729,552
Wireless Telecommunications Services 0.0%
Nextel Communications, Inc., 9.375%, 11/15/2009	B	500,000	527,500
UTILITIES 0.3%
Electric Utilities 0.2%
Georgia Power Co., Ser. G, 6.20%, 02/01/2006	A	1,250,000	1,380,770
Gas Utilities 0.1%
El Paso Energy Partners LP, 8.50%, 06/01/2011	BB-	850,000	871,250
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	350,000	381,500
1,252,750
Total Corporate Bonds			123,343,297
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

MORTGAGE-BACKED SECURITIES 12.0%
FHLMC:
5.50% TBA #	AAA	$ 1,185,000	$ 1,208,091
5.50%, TBA (++)	AAA	8,340,000	8,537,175
6.00%, 08/01/2013-11/15/2016	AAA	4,542,448	4,855,757
6.50%, 12/15/2024-08/01/2032	AAA	12,757,358	13,100,408
7.50%, 06/01/2032	AAA	5,000,115	5,336,779
FNMA:
6.00%, 12/01/2012-12/01/2017	AAA	12,752,790	13,459,871
6.03%, 06/01/2008	AAA	3,929,839	4,324,352
6.19%, 07/01/2011	AAA	2,982,737	3,353,357
6.33%, 09/01/2008 ##	AAA	1,629,830	1,808,379
6.50%, 07/01/2013-07/01/2032	AAA	10,503,913	10,982,374
6.54%, 12/01/2007	AAA	470,661	526,521
6.56%, 12/01/2007	AAA	1,781,368	1,994,199
6.63%, 10/01/2005	AAA	4,345,559	4,691,560
6.79%, 07/01/2009	AAA	2,181,853	2,489,926
6.80%, 01/01/2007	AAA	5,168,991	5,758,970
6.91%, 07/01/2009	AAA	1,936,900	2,222,107
7.00%, 05/01/2032	AAA	6,673,294	7,039,374
7.06%, 08/01/2006	AAA	2,326,740	2,586,467
7.10%, 06/01/2004	AAA	3,560,211	3,680,727
7.50%, 02/25/2029-12/01/2030	AAA	5,462,447	5,867,987
7.53%, 05/01/2007	AAA	4,210,014	4,806,497
7.78%, 04/01/2010	AAA	2,579,775	3,075,092
9.00%, 08/01/2014	AAA	2,135,217	2,366,353
GNMA
6.50%, 10/15/2008-02/15/2013	AAA	1,330,163	1,421,747
Total Mortgage-Backed Securities			115,494,070
U.S. TREASURY OBLIGATIONS 4.3%
U.S. Treasury Bonds, 6.00%, 02/15/2026	AAA	20,785,000	23,821,564
U.S. Treasury Notes:
4.63%, 05/15/2006	AAA	1,840,000	1,983,463
5.00%, 08/15/2011	AAA	14,570,000	15,980,332
Total U.S. Treasury Obligations			41,785,359
YANKEE OBLIGATIONS - CORPORATE 0.4%
CONSUMER DISCRETIONARY 0.1%
Hotels, Restaurants & Leisure 0.1%
Royal Caribbean Cruises, Ltd., 8.75%, 02/02/2011	BB+	750,000	714,375
Media 0.0%
Rogers Cablesystems, Ltd., 11.00%, 12/01/2015	BB-	500,000	530,000
Rogers Communications, Inc., 8.875%, 07/15/2007	BB-	125,000	128,125
658,125
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Credit Rating(v)	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE continued
MATERIALS 0.2%
Containers & Packaging 0.1%
Crown European Holdings SA, 9.50%, 03/01/2011 144A	B+	$ 500,000	$ 501,875
Paper & Forest Products 0.1%
Domtar, Inc., 8.75%, 08/01/2006	BBB-	500,000	583,311
Tembec Industries, Inc., 7.75%, 03/15/2012	BB+	750,000	742,500
1,325,811
TELECOMMUNICATION SERVICES 0.1%
Wireless Telecommunications Services 0.1%
Rogers Cantel, Inc., 9.75%, 06/01/2016	BB+	500,000	527,500
Total Yankee Obligations - Corporate			3,727,686

	Shares

COMMON STOCKS 59.0%
CONSUMER DISCRETIONARY 8.5%
Automobiles 0.3%
Harley-Davidson, Inc.	72,056	2,861,344
Hotels, Restaurants & Leisure 0.5%
Carnival Corp., Class A	61,700	1,487,587
Starbucks Corp. *	141,000	3,632,160
5,119,747
Household Durables 0.4%
Newell Rubbermaid, Inc.	116,500	3,302,775
Internet & Catalog Retail 0.3%
eBay, Inc. *	35,700	3,044,853
Media 2.6%
AOL Time Warner, Inc. *	200,200	2,174,172
Clear Channel Communications, Inc. *	75,700	2,567,744
Comcast Corp., Class A *	215,155	6,151,281
Knight-Ridder, Inc.	55,100	3,223,350
USA Interactive, Inc. *	179,600	4,811,484
Viacom, Inc., Class B *	96,776	3,534,260
Walt Disney Co.	155,400	2,644,908
25,107,199
Multi-line Retail 2.2%
Target Corp.	218,100	6,381,606
Wal-Mart Stores, Inc.	284,200	14,786,926
21,168,532
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
CONSUMER DISCRETIONARY continued
Specialty Retail 1.6%
Best Buy Co., Inc. *	92,700	$ 2,500,119
Home Depot, Inc.	180,200	4,389,672
Lowe's Companies, Inc.	80,292	3,277,519
Staples, Inc. *	274,100	5,024,253
15,191,563
Textiles & Apparel 0.6%
Nike, Inc., Class B	110,400	5,676,768
CONSUMER STAPLES 4.2%
Beverages 1.8%
Anheuser-Busch Companies, Inc.	90,300	4,208,883
Coca-Cola Co.	157,400	6,371,552
PepsiCo, Inc.	172,100	6,884,000
17,464,435
Food Products 0.4%
Kraft Foods, Inc., Class A	51,100	1,441,020
Sara Lee Corp.	151,700	2,836,790
4,277,810
Household Products 1.4%
Colgate-Palmolive Co.	61,100	3,326,284
Procter & Gamble Co.	108,600	9,670,830
12,997,114
Personal Products 0.6%
Avon Products, Inc.	96,424	5,500,989
ENERGY 3.7%
Energy Equipment & Services 0.5%
BJ Services Co. *	41,864	1,439,703
Weatherford International, Ltd. *	80,400	3,036,708
4,476,411
Oil & Gas 3.2%
ConocoPhillips	104,500	5,601,200
Devon Energy Corp.	107,900	5,202,938
Exxon Mobil Corp.	512,966	17,928,162
Ocean Energy, Inc.	128,900	2,578,000
31,310,300
FINANCIALS 10.9%
Banks 3.2%
Bank of America Corp.	138,825	9,279,063
Bank of New York Co., Inc.	89,000	1,824,500
Charter One Financial, Inc.	248,415	6,871,159
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Banks continued
FleetBoston Financial Corp.	120,600	$ 2,879,928
U.S. Bancorp	159,780	3,032,625
Wells Fargo & Co.	151,362	6,809,776
30,697,051
Diversified Financials 5.1%
American Express Co.	151,974	5,050,096
Citigroup, Inc.	505,765	17,423,605
Fannie Mae	117,700	7,691,695
Freddie Mac	106,351	5,647,238
J.P. Morgan Chase & Co.	93,100	2,207,401
Merrill Lynch & Co., Inc.	165,700	5,865,780
Morgan Stanley	36,443	1,397,589
SLM Corp.	32,500	3,604,900
48,888,304
Insurance 2.6%
AFLAC, Inc.	152,600	4,890,830
Allstate Corp.	95,300	3,161,101
American International Group, Inc.	176,963	8,750,820
MetLife, Inc.	99,000	2,611,620
Travelers Property Casualty Corp., Class A	40,000	563,600
Travelers Property Casualty Corp., Class B	173,500	2,448,085
XL Capital, Ltd., Class A	43,700	3,093,086
25,519,142
HEALTH CARE 10.3%
Biotechnology 0.9%
Amgen, Inc. *	145,325	8,363,454
Health Care Equipment & Supplies 1.7%
Biomet, Inc.	115,600	3,543,140
Boston Scientific Corp. *	121,200	4,940,112
Guidant Corp.	80,000	2,896,000
Medtronic, Inc.	113,185	5,106,907
16,486,159
Health Care Providers & Services 0.3%
HCA-The Healthcare Corp.	72,000	2,977,920
Pharmaceuticals 7.4%
Abbott Laboratories, Inc.	117,500	4,419,175
Allergan, Inc.	34,800	2,373,708
Barr Laboratories, Inc. *	27,900	1,590,300
Bristol-Myers Squibb Co.	85,644	1,809,658
Eli Lilly & Co.	84,000	4,800,600
Forest Laboratories, Inc. *	53,200	2,871,204
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Pharmaceuticals continued
Johnson & Johnson Co.	223,236	$ 12,918,667
Merck & Co., Inc.	143,804	7,877,583
Mylan Laboratories, Inc.	94,100	2,705,375
Pfizer, Inc.	495,274	15,432,738
Pharmacia Corp.	226,500	9,807,450
Wyeth	132,837	5,023,895
71,630,353
INDUSTRIALS 7.3%
Aerospace & Defense 0.6%
Lockheed Martin Corp.	53,250	2,532,037
United Technologies Corp.	59,856	3,458,480
5,990,517
Building Products 0.7%
American Standard Companies, Inc. *	91,400	6,285,578
Commercial Services & Supplies 1.3%
Automatic Data Processing, Inc.	21,291	655,550
First Data Corp.	213,800	7,912,738
Waste Management, Inc.	183,200	3,880,176
12,448,464
Industrial Conglomerates 2.9%
3M Co.	63,200	8,217,896
General Electric Co.	620,299	15,817,625
Tyco International, Ltd.	294,000	3,780,840
27,816,361
Machinery 1.5%
Deere & Co.	150,500	5,908,630
Illinois Tool Works, Inc.	84,000	4,884,600
Navistar International Corp. *	64,700	1,592,267
SPX Corp. *	74,600	2,548,336
14,933,833
Road & Rail 0.3%
Union Pacific Corp.	50,700	2,788,500
INFORMATION TECHNOLOGY 9.9%
Communications Equipment 1.4%
Cisco Systems, Inc. *	683,977	8,878,021
Lucent Technologies, Inc.	734,800	1,080,156
Nokia Corp., ADR	258,300	3,618,783
13,576,960
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Computers & Peripherals 2.5%
Dell Computer Corp. *	219,000	$ 5,980,890
EMC Corp. *	73,699	532,844
Hewlett-Packard Co.	176,900	2,750,795
International Business Machines Corp.	127,400	9,991,982
Lexmark International Group, Inc., Class A *	75,921	5,082,911
24,339,422
Electronic Equipment & Instruments 0.3%
Thermo Electron Corp. *	159,400	2,885,140
IT Consulting & Services 0.6%
Affiliated Computer Services, Inc., Class A *	132,200	5,851,172
Semiconductor Equipment & Products 2.1%
Altera Corp. *	270,800	3,666,632
Applied Materials, Inc. *	131,500	1,654,270
Intel Corp.	546,515	8,897,264
KLA-Tencor Corp. *	20,976	753,919
Texas Instruments, Inc.	298,867	4,892,453
19,864,538
Software 3.0%
Microsoft Corp.	868,650	21,030,017
Oracle Corp. *	662,700	7,189,632
Veritas Software Corp. *	29,953	526,574
28,746,223
MATERIALS 2.0%
Chemicals 1.1%
E.I. du Pont de Nemours & Co.	67,624	2,627,869
PPG Industries, Inc.	92,200	4,156,376
Praxair, Inc.	59,892	3,374,914
10,159,159
Containers & Packaging 0.3%
Pactiv Corp. *	149,500	3,034,850
Metals & Mining 0.3%
Alcoa, Inc.	171,119	3,316,286
Paper & Forest Products 0.3%
International Paper Co.	72,500	2,450,500
TELECOMMUNICATION SERVICES 1.8%
Diversified Telecommunication Services 1.6%
ALLTEL Corp.	99,800	4,467,048
BellSouth Corp.	176,100	3,816,087
Verizon Communications, Inc.	200,689	7,094,356
15,377,491
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

March 31, 2003

	Shares	Value

COMMON STOCKS continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunications Services 0.2%
AT&T Wireless Services, Inc. *	314,400	$ 2,075,040
UTILITIES 0.4%
Electric Utilities 0.4%
Dominion Resources, Inc.	58,900	3,261,293
Duke Energy Corp.	52,358	761,285
4,022,578
Total Common Stocks		568,024,835
MUTUAL FUND SHARES 0.1%
Blackrock Advantage Term Trust	30,600	362,610
TCW / DW Term Trust 2003	124,800	1,339,104
Total Mutual Fund Shares		1,701,714
SHORT-TERM INVESTMENTS 2.8%
MUTUAL FUND SHARES 2.8%
Evergreen Institutional U.S. Government Money Market Fund (o) (+)	26,788,174	26,788,174
Total Investments (cost $1,003,334,736) 100.8%		971,085,817
Other Assets and Liabilities (0.8%)		(8,100,013)
Net Assets 100.0%		$ 962,985,804

144A	Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
(v)	Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
(o)	Evergreen Investment Management Company, LLC is the investment advisor to both the fund and the money market fund.
(+)	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
(++)	Security acquired under mortgage dollar roll agreements.
#	When-issued security
##	All or a portion of this security has been segregated for when-issued securities.

Summary of Abbreviations:
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TBA	To Be Announced
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003

Assets
Identified cost of securities	$ 1,003,334,736
Net unrealized losses on securities	(32,248,919)

Market value of securities	971,085,817
Receivable for securities sold	3,066,600
Receivable for Fund shares sold	140,944
Dividends and interest receivable	4,429,073
Prepaid expenses and other assets	107,213

Total assets	978,829,647

Liabilities
Payable for securities purchased	5,326,330
Payable for Fund shares redeemed	1,761,223
Payable for open mortgage dollar rolls	8,525,569
Advisory fee payable	13,242
Distribution Plan expenses payable	8,447
Due to other related parties	2,670
Accrued expenses and other liabilities	206,362

Total liabilities	15,843,843

Net assets	$ 962,985,804

Net assets represented by
Paid-in capital	$ 1,125,593,168
Overdistributed net investment income	(115,381)
Accumulated net realized losses on securities
and foreign currency related transactions	(130,243,064)
Net unrealized losses on securities	(32,248,919)

Total net assets	$ 962,985,804

Net assets consists of
Class A	$ 671,826,204
Class B	92,160,409
Class C	10,941,847
Class I	188,057,344

Total net assets	$ 962,985,804

Shares outstanding
Class A	97,182,437
Class B	13,333,651
Class C	1,579,436
Class I	27,308,213

Net asset value per share
Class A	$ 6.91
Class A -- Offering price (based on sales charge of 5.75%)	$ 7.33
Class B	$ 6.91
Class C	$ 6.93
Class C -- Offering price (based on a sales charge of 1.00%)	$ 7.00
Class I	$ 6.89

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended March 31, 2003

Investment income
Interest	$ 26,054,409
Dividends (net of foreign witholding taxes of $16,289)	8,553,638

Total investment income	34,608,047

Expenses
Advisory fee	3,984,873
Distribution Plan expenses
Class A	1,906,208
Class B	1,101,525
Class C	111,145
Administrative services fee	1,055,815
Transfer agent fee	2,206,394
Trustees' fees and expenses	23,469
Printing and postage expenses	85,967
Custodian fee	248,266
Registration and filing fees	79,958
Professional fees	33,917
Other	10,053

Total expenses	10,847,590
Less: Expense reductions	(5,587)

Net expenses	10,842,003

Net investment income	23,766,044

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(54,753,663)
Foreign currency related transactions	(53)

Net realized losses on securities and foreign
currency related transactions	(54,753,716)

Net change in unrealized gains and losses on securities	(112,832,541)

Net realized and unrealized gains or losses on securities and foreign currency related transactions	(167,586,257)

Net decrease in net assets resulting from operations	$ (143,820,213)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2003		2002

Operations
Net investment income		$ 23,766,044		$ 22,231,142
Net realized losses on securities and foreign currency related transactions		(54,753,716)		(27,670,469)
Net change in unrealized gains or losses on securities		(112,832,541)		12,669,170

Net increase (decrease) in net assets resulting from operations		(143,820,213)		7,229,843

Distributions to shareholders from
Net investment income
Class A		(16,258,410)		(19,133,291)
Class B		(1,549,701)		(2,565,804)
Class C		(160,469)		(132,882)
Class I*		(5,399,679)		(258,793)

Total distributions to shareholders		(23,368,259)		(22,090,770)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	6,156,171	44,712,617	10,187,246	82,944,682
Class B	2,059,275	15,089,381	2,687,194	21,739,771
Class C	687,335	5,022,427	798,105	6,459,423
Class I*	3,271,642	22,858,078	163,435	1,344,919

		87,682,503		112,488,795

Net asset value of shares issued in reinvestment of distributions
Class A	1,908,765	13,615,436	1,987,705	15,754,719
Class B	200,892	1,428,527	299,511	2,371,013
Class C	20,048	142,641	14,975	118,502
Class I*	212,365	1,509,109	9,968	78,947

		16,695,713		18,323,181

Automatic conversion of Class B shares to Class A shares
Class A	1,174,725	8,476,530	2,392,592	19,409,591
Class B	(1,176,287)	(8,476,530)	(2,391,100)	(19,409,591)

		0		0

Payment for shares redeemed
Class A	(30,113,232)	(218,040,578)	(19,684,554)	(158,832,595)
Class B	(4,733,320)	(34,064,586)	(12,421,566)	(100,710,568)
Class C	(536,446)	(3,842,894)	(327,650)	(2,636,815)
Class I*	(11,088,511)	(79,162,015)	(685,606)	(5,530,854)

		(335,110,073)		(267,710,832)

Net asset value of shares issued in acquisition
Class A	8,911,663	68,045,303	0	0
Class B	2,337,429	17,811,666	0	0
Class C	22,158	169,258	0	0
Class I*	33,773,277	257,011,103	0	0

		343,037,330		0

* Effective at the close of business on May 11, 2001, Class Y shares were renamed as Institutional shares (Class I).
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended March 31,
	2003	2002

Net increase (decrease) in net assets resulting from capital share transactions	$ 112,305,473	$ (136,898,856)

Total decrease in net assets	(54,882,999)	(151,759,783)
Net assets
Beginning of period	1,017,868,803	1,169,628,586

End of period	$ 962,985,804	$ 1,017,868,803

Undistributed (overdistributed) net investment income	$ (115,381)	$ 35,260

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Balanced Fund (the "Fund") is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Fund offers Class A, Class B, Class C and Institutional ("Class I") shares. Class A shares are sold with a front-end sales charge and pay an ongoing distribution fee. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold with a front-end sales charge and are subject to a contingent deferred sales charge that is payable upon redemption within one year after the month of purchase. Both Class B and Class C shares pay a higher ongoing distribution fee than Class A. Class I shares are sold without a front-end sales charge or contingent deferred sales charge and do not pay a distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations result-

NOTES TO FINANCIAL STATEMENTS continued

ing from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. When-issued and delayed delivery transactions

The Fund records when-issued securities no later than one business day after the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund's current yield and total return.

f. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

g. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS continued

h. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers assumed as a result of the acquisition.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid a fee at an annual rate of 1.50% of the Fund's gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.51% and declining to 0.21% as average daily net assets increase.

Tattersall Advisory Group, Inc., an indirect, wholly-owned subsidiary of Wachovia, is the investment sub-advisor to the fixed income portion of the Fund and is paid by EIMC for its services to the Fund.

From time to time, EIMC may voluntarily or contractually waive its fees and/or reimburse expenses in order to limit operating expenses. For any fee waivers and/or reimbursements made after January 1, 2003, EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund's average daily net assets.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended March 31, 2003, the transfer agent fees were equivalent to an annual rate of 0.21% of the Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended March 31, 2003, the Fund paid brokerage commissions of $969,939 to Wachovia Securities, Inc.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 1.00% of the average daily net assets for Class B and Class C shares. On March 20, 2003, the Trustees of the Fund approved an increase to the annual maximum allowable charge for servicing and distribution fees on Class A shares from 0.25% to 0.30% of the average daily net assets of Class A shares. This increase became effective on either March 26, 2003 or March 27, 2003 for all Class A shares in the Evergreen fund family.

5. ACQUISITION

Effective on the close of business on June 14, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of Wachovia Balanced Fund in a tax-free exchange for Class A, Class B, Class C and Class I shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $32,385,944. The aggregate net assets of the Fund and Wachovia Balanced Fund immediately prior to the acquisition were $932,235,210 and $343,037,330, respectively. The aggregate net assets of the Fund immediately after the acquisition were $1,275,272,540.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the year ended March 31, 2003:

Cost of Purchases		Proceeds from Sales

	Non-U.S.		Non-U.S.
U.S. Government	Government	U.S. Government	Government

$561,773,888	$711,263,047	$594,923,194	$830,448,393

During the year ended March 31, 2003, the Fund entered into dollar roll transactions. At March 31, 2003, the Fund had the following dollar roll agreements outstanding:

Dollar Roll		Settlement
Amount	Counterparty	Date

$ 2,330,980	CS First Boston	04/14/2003
2,230,474	UBS/Paine Webber	04/14/2003
2,936,851	Morgan Stanley	04/14/2003
1,064,673	Lehman Brothers	04/14/2003

NOTES TO FINANCIAL STATEMENTS continued

During the year ended March 31, 2003, the Fund earned $531,159 on dollar roll transactions which is included in interest income.

On March 31, 2003, the aggregate cost of securities for federal income tax purposes was $1,013,340,838. The gross unrealized appreciation and depreciation on securities based on tax cost was $33,111,912 and $75,366,933, respectively, with a net unrealized depreciation of $42,255,021.

As of March 31, 2003, the Fund had $97,614,329 in capital loss carryovers for federal income tax purposes with $25,048,766 expiring in 2009, $44,636,719 expiring in 2010 and $27,928,844 expiring in 2011.

For income tax purposes, capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $22,622,633.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended March 31, 2003, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Capital Loss
Carryover
Overdistributed		and
Ordinary	Unrealized	Post-October
Income	Depreciation	Loss

$ 115,381	$ 42,255,021	$ 120,236,962

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid for the year ended March 31, 2003, was $23,368,259 of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund's custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $5,587, which represents 0.00% of its average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

10. DEFERRED TRUSTEES' FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended March 31, 2003, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS' REPORT

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Balanced Fund, a series of Evergreen Equity Trust, as of March 31, 2003, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Balanced Fund, as of March 31, 2003, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
May 2, 2003

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 34.88% of ordinary income dividends paid during the fiscal year ended March 31, 2003, qualified for the dividends received deduction.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

[1] Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 112 Evergreen funds.

[2] Mr. Wagoner is an "interested person" of the fund because of his ownership of shares in Wachovia Corporation, the parent to the fund's investment advisor.

[3] The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

[4] The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

[5] The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $229 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of March 31, 2003

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the fourth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. The award symbolizes the achievement of the highest tier of shareholder service within our industry. For 2002, Evergreen Investments was ranked third overall.

566390   5/2003

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034